Exhibit 10.13


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.



                                  NEPHROS, INC.

                                                                          No. 1
                                      Note

$1,500,000
                                                              February __, 2003

                  Nephros, Inc., a Delaware Company, (the "Company"), for value received, hereby promises to pay to Lancer Offshore, Inc. (the "Holder"), or registered assigns, the principal sum set forth above on the Maturity Date (as defined below). Payment shall be made at such place as designated by the Company upon surrender of this Note, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is issued pursuant to a Settlement Agreement among the Company and Lancer Offshore, Inc., dated as of January 31, 2003. "Maturity Date" means the earlier of (i) January 31, 2004 and
(ii) the date seven Business Days after the day on which the Company receives the net proceeds from a firm commitment underwritten public offering of its Common Stock pursuant to the Registration Statement on Form SB-2 which has been filed with the Securities and Exchange Commission and the Preliminary Prospectus dated January 16, 2003 which forms a part thereof.

SECTION 1.        Interest.

                  No interest shall be payable or accrue on this Note.

SECTION 2.        Prepayment.

                  Upon 30 days prior written notice to the Holder, this Note may be prepaid by the Company, at any time, in whole or in part, without penalty or premium.

SECTION 3. Lost, Mutilated, etc. Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity or bond reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date hereof.


SECTION 4.        Miscellaneous.

              (a) This Note may be amended only by mutual written agreement of the Company and the Holder, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Holder. Any amendments approved in compliance with this Section 4 shall bind the Holder's successors and assigns.

              (b) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding the body of law relating to conflict of laws.

              (c) Interpretation. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

              (d) Successors and Assigns. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns. Notwithstanding the foregoing, without the Company's prior written consent, the Holder may not assign this Note or any interest in this Note.

              (e) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

                  IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the duly authorized representative of the Company.

                                                 NEPHROS, INC.


                                                 By:
                                                    ---------------------------
                                                     Name:
                                                     Title: